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                                                                    EXHIBIT 10.1


                                  March 9, 2000




HouseHold Direct.com, Inc.
900 Main Street South
Southbury, Ct.

Re: Letter Agreement

Gentlemen:

          This letter sets forth the agreement ("Agreement") among HouseHold Direct.com, Inc. ("HHD"), Jeff Ploen ("Ploen"), Scott Dietler ("Dietler") and Jim Toot ("Toot", and Ploen, Dietler and Toot collectively the "Sellers") with respect to the purchase by HHD from the Sellers of 60 shares of the Common Stock, $.001 par value, of Cross Check Corp., a Colorado corporation (the "Stock" and the "Company", respectively) and sets forth the entire agreement among the parties hereto with respect to the subject matter herein contained.

          Reference is hereby made to a certain Agreement and Plan of Merger (the "Merger Agreement") between HHD and the Company of even date herewith, the definitions of which are hereby incorporated herein by reference with the same full force and effect as if set forth herein in full.

          In consideration of the sum of One ($1.00) and other good and valuable consideration, each to the other in hand paid, the receipt and sufficiency of which is hereby mutually acknowledged, the parties hereto do hereby agree as follows:

     1. Subject to the terms and conditions of this Agreement, at the Closing, the Sellers shall sell to HHD and HHD shall purchase from the Sellers the Stock, free and clear of all liens, claims and encumbrances and rights and options of others.

     2. In consideration for the Stock, HHD shall, at the Closing, pay to the Sellers the aggregate amount of $150,000.00 (the "Purchase Price") computed at the rate of $2,500.00 per share; which Purchase Price shall be allocated among the Sellers as their respective interests may appear.


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     3.   At the Closing:

          (a) The Sellers shall deliver to HHD certificates representing the Stock duly endorsed in blank or accompanied by duly executed stock assignment powers; and

          (b)  HHD shall deliver to Michael A. Littman, Esq, ("Payment
               Agent") for and on behalf of the Sellers, a bank or certified check made payable to the order of the Payment Agent in the amount of Purchase Price (the "Payment"). Upon the successful filing and recordation of the Certificates of Merger in the States of Delaware and Colorado the Payment Agent shall: (i) pay over to each of the Sellers, out of the proceeds of the Payment, the sum of $125,000.00, and (ii) retain in escrow, pursuant to the provisions of Paragraph 5 hereof, out of the proceeds of the Payment, the sum of $25,000.00 (the "Cash Deposit"). If both Certificates of Merger are not successfully filed and recorded in the States of Delaware and Colorado within ten days of the date of the Closing, then and in that event the Payment Agent shall retain the Payment subject to his receipt of an agreement executed by all of the parties hereto or an order of a court of competent jurisdiction final beyond right of review, in either case, directing the disposition of the Payment.

          4. In order to induce HHD to execute, deliver and perform this Agreement and the Merger Agreement each of the Sellers does hereby jointly and severally represent, warrant, covenant and agree (which representations, warranties, covenants and agreements shall survive the execution, delivery and performance of this Agreement and the Merger Agreement and the Closing) as follows:

               (a) Each of the representations, warranties, covenants and agreements of the Company set forth in the Merger Agreement, including without limitation, those set forth in Article IV thereof, are true, correct and complete as of the date hereof and will be true, correct and complete as of the Closing;

               (b) The Sellers own and have good and marketable title in and to the Stock free and clear of all liens, claims and encumbrances and rights and options of others;


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               (c)  At the Closing HHD shall acquire good and marketable title in and to the Stock free and clear of all liens, claims and encumbrances and rights and options of others;

               (d) Each of the Sellers has the full right, power and authority to execute, deliver and perform this Agreement; the execution, delivery and performance of this Agreement by the Sellers does not violate any law or any agreement to which any of the Sellers is a party or by any of them or their respective assets is bound; no consent, authorization or permission of any person and/or entity, public or private, is required in connection with the execution, delivery and/or performance of this Agreement by any of the Sellers; this Agreement when executed by each of the Sellers shall be valid and binding upon each of the Sellers and fully enforceable in accordance with its terms;

               (e) Each of the representations, warranties, covenants and agreements of the Sellers hereincontained are true, correct and complete as of the date hereof; will be true, correct and complete as of the Closing; and will be and be deemed to be remade by each of the Sellers at the Closing.

          5 Each of the Sellers does hereby agree to indemnify and hold harmless HHD from and against any and all claims, demands, costs, expenses, losses, liabilities and judgements (including reasonable attorney's fees) of every kind, nature and description arising out of or relating to any breach or anticipatory breach
               (a) by any of the Sellers of this Agreement and/or any of the representations, warranties, covenants and agreements of the Sellers herein contained, and (b) by the Company of the Merger Agreement and/or any of the representations, warranties, covenants and agreement of the Company therein contained.

          6. (a) Upon the successful filing and recordation of the Certificates of Merger in the States of Delaware and Colorado) the Sellers shall deliver, or cause to be delivered, to the Escrow Agent (as defined) the Cash Deposit; which Cash Deposit the Escrow Agent shall receive, retain and dispose of solely in accordance with the provisions of this Agreement. For purposes of this Agreement the term "Escrow Agent" shall be and mean Michael A. Littman;


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               (b)  Subject to the provisions of subparagraph 6(c) hereof, the
                    Escrow Agent shall, on the 60th day following the Closing, deliver the Escrow Deposit to the Sellers, as their respective interests may appear;

               (c) If prior to the delivery to the Sellers described in subparagraph 6(b) hereof, the Escrow Agent shall receive written notification from counsel to HHD ("Notice") that the Commission and/or the NASD has failed and/or refused
                    HHD status as a successor registrant (based on the registration statement on Form 10-SB previously filed by the Company) and/or required that in order for the securities of HHD to be listed (or continued to be listed) for trading on any recognized securities exchange, including the OTC Bulletin Board, (i) HHD must file a Form 10-SB, and (ii) such Form 10-SB must be declared effective by the Commission, then and in that event:

                    (1) the Escrow Agent shall promptly send a copy of such Notice to the Sellers, and

                    (2) on the 15th day following the transmittal of the Notice to the Sellers described in subparagraph (1) above, transmit the Escrow Deposit to HHD; provided however that if prior such transmittal to HHD the Escrow Agent shall receive a writing contesting the accuracy of the Notice, then and in that event the Escrow Agent shall retain the Escrow Deposit pending the receipt of an agreement executed by HHD and the Sellers or an order of a court of competent jurisdiction final beyond right of review.

          7. All notices, elections, reports or other correspondence required or permitted hereunder shall be in writing and deemed to have been properly given or delivered when mailed by certified mail, return receipt requested, postage prepaid, delivered by overnight express courier, delivery fees prepaid, or transmitted by fax with receipt confirmed, to the party to whom directed at the below specified addresses:


               If to HHD:          900 South Main Street
                                   Southbury, Ct.


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                                                   With a copy to:


                                                   Martin J. Gersten, Esq.
                                                   90 Birch Hill Road
                                                   Newtown, Ct. 06470

               If to Ploen:
                                                   ----------------------------

                                                   ----------------------------

                                                   ----------------------------


               If to Dietler:
                                                   ----------------------------

                                                   ----------------------------

                                                   ----------------------------

               If to Toot:
                                                   ----------------------------

                                                   ----------------------------

                                                   ----------------------------

               If to Littman:                      Michael A. Littman, Esq.
                                                   10200 W. 44th Avenue, No. 400
                                                   Wheat Ridge, Co. 80033


               Any such notice shall be deemed given three days after deposit with the mail, one day following delivery thereof to an overnight express courier or upon confirmation of receipt when sent by fax. The address of a party may be changed in accordance with the notice provisions of this section.

          8. This letter sets forth the entire agreement among the parties hereto with respect to the subject matter herein contained; shall be governed and construed in accordance with the laws of the State of Connecticut; cannot be


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               altered, amended, modified, terminated or rescinded except by a writing executed by all of the parties hereto; and shall inure to the benefit of and be binding upon the parties hereto and their respective successors, transferees, heirs, assigns and beneficiaries.

               If the foregoing properly sets forth our agreement kindly execute a copy of this letter where indicated below and return the same to the undersigned.

                                                  Very truly yours,



                                                  /s/ JEFF PLOEN
                                                  ------------------------------
                                                  Jeff Ploen


                                                  /s/ SCOTT DIETLER
                                                  ------------------------------
                                                  Scott Dietler


                                                  /s/ JIM TOOT
                                                  ------------------------------
                                                  Jim Toot

Accepted and Agreed:

HouseHold Direct.com, Inc.


By /s/ JOHN FOLGER
-----------------------------
John Folger, President


/s/ MICHAEL A LITTMAN
-----------------------------
Michael A. Littman, as Payment
Agent and Escrow Agent


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